                       WESTWOOD MUTUAL FUNDS
                       EXHIBIT 16
                       TOTAL RETURN
                       SERVICE SHARES


                       EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
WITH 4.00% SALES CHARGE

T = ((ERV/P)EXP(1/N)) - 1

WHERE:      T =   TOTAL RETURN

            ERV = REDEEMABLE VALUE AT THE END
                  OF THE PERIOD OF A HYPOTHETICAL
                  $1,000 INVESTMENT MADE AT THE
                  BEGINNING OF THE PERIOD.

            P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =   NUMBER OF YEARS

EXAMPLE:

   SINCE INCEPTION: (01/28/94 TO     09/30/97 ):
                    ( 2,102.0 /1,000)EXP(1/(   1341 /365))-1) =   22.41%
     1 YEAR         (09/30/96 TO     09/30/97 ):
                    ( 1,337.5 /1,000)EXP(1/(    365 /365))-1) =   33.75%



AVERAGE ANNUAL TOTAL RETURNS
WITHOUT SALES CHARGE

T = ((ERV/P)EXP(1/N)) - 1

WHERE:      T =   TOTAL RETURN

            ERV = REDEEMABLE VALUE AT THE END
                  OF THE PERIOD OF A HYPOTHETICAL
                  $1,000 INVESTMENT MADE AT
                  THE BEGINNING OF THE PERIOD.

            P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

            N =   NUMBER OF YEARS

EXAMPLE:

   SINCE INCEPTION: (01/28/94 TO     09/30/97 ):
                    ( 2,189.5 /1,000)EXP(1/(   1341 /365))-1) =   23.78%
     1 YEAR         (09/30/96 TO     09/30/97 ):
                    ( 1,393.1 /1,000)EXP(1/(    365 /365))-1) =   39.31%

                       WESTWOOD MUTUAL FUNDS
                       EXHIBIT 16
                       TOTAL RETURN
                       SERVICE SHARES


                       EQUITY FUND

AGGREGATE TOTAL RETURNS
WITH 4.00% SALES CHARGE

T = ((ERV/P)EXP(1/N)) - 1

WHERE:         T =   TOTAL RETURN

               ERV = REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

               P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

               N =   NUMBER OF YEARS

EXAMPLE:

   SINCE INCEPTION:  (04/06/93 TO     09/30/97 ):
                     ( 2,102.1 /1,000)-1                =  ***********
     1 YEAR          (09/30/96 TO     09/30/97 ):
                     ( 1,337.5 /1,000)-1                =     33.75%


AGGREGATE TOTAL RETURNS
WITHOUT SALES CHARGE

T = ((ERV/P)EXP(1/N)) - 1

WHERE:         T =   TOTAL RETURN

               ERV = REDEEMABLE VALUE AT THE END
                     OF THE PERIOD OF A HYPOTHETICAL
                     $1,000 INVESTMENT MADE AT THE
                     BEGINNING OF THE PERIOD.

               P =   A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

               N =   NUMBER OF YEARS

EXAMPLE:

   SINCE INCEPTION:  (04/06/93 TO     09/30/97 ):
                     ( 2,189.5 /1,000)-1                =  ***********
     1 YEAR          (09/30/96 TO     09/30/97 ):
                     ( 1,393.1 /1,000)-1                =       39.31%